UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported): June 29, 2006

                        Alternative Loan Trust 2006-19CB
                        --------------------------------
                  (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131630-32

                                   CWALT, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-131630

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)



                Delaware                            87-0698307
                --------                            ----------
     (State or Other Jurisdiction                (I.R.S. Employer
    of Incorporation of the depositor)   Identification No. of the depositor)


4500 Park Granada
Calabasas, California                                               91302
---------------------                                             ---------
(Address of Principal                                             (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

--------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events
---------   ------------

Item 8.01   Other Events.
            -------------

On June 29, 2006, CWALT, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of June 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, collectively with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-19CB. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On June 29, 2006, the Trustee entered into two interest rate cap contracts (collectively, the "Cap Corridor Contracts"), each as evidenced by a confirmation (each a "Confirmation" and, collectively, the "Cap Confirmations"), dated June 29, 2006, between the Trustee and Bear Stearns Financial Products Inc. (the "Counterparty"). The Cap Confirmations are annexed hereto as Exhibit
99.2 and Exhibit 99.3, respectively.

On June 29, 2006, The Bank of New York, not in its individual capacity, but solely as the trustee for the Supplemental Interest Trust for Alternative Loan Trust 2006-19CB (in such capacity, the "Supplemental Interest Trustee") entered into five interest rate corridor contracts (collectively, the "Corridor Contracts"), each as evidenced by a confirmation (each a "Corridor Confirmation" and, collectively, the "Corridor Confirmations"), dated June 29, 2006, between the Supplemental Interest Trustee and the Counterparty. The Corridor Confirmations are annexed hereto as Exhibit 99.4, Exhibit 99.5, Exhibit 99.6,
Exhibit 99.7 and Exhibit 99.8, respectively.

On January 30, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, among the Company, CHL, CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and the Counterparty. The Item 1115 Agreement is annexed hereto as Exhibit 99.9.


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


Section 9   Financial Statements and Exhibits
---------   ---------------------------------

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

(a) Financial statements of businesses acquired.
    --------------------------------------------

      Not applicable.

(b) Pro forma financial information.
    --------------------------------

      Not applicable.

(c) Shell Company Transactions.
    ---------------------------

(d) Exhibits.
    ---------

Exhibit No.   Description
-----------

99.1 The Pooling and Servicing Agreement, dated as of June 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 A Cap Confirmation, dated June 29, 2006, between the Counterparty and the Trustee.

99.3 A Cap Confirmation, dated June 29, 2006, between the Counterparty and the Trustee.

99.4 A Corridor Confirmation, dated June 29, 2006, between the Counterparty and the Trustee.

99.5 A Corridor Confirmation, dated June 29, 2006, between the Counterparty and the Trustee.

99.6 A Corridor Confirmation, dated June 29, 2006, between the Counterparty and the Trustee.

99.7 A Corridor Confirmation, dated June 29, 2006, between the Counterparty and the Trustee.

99.8 A Corridor Confirmation, dated June 29, 2006, between the Counterparty and the Trustee.

99.9 The Item 1115 Agreement, dated as of January 30, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.


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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWALT, INC.



                                                      By: /s/ Darren Bigby
                                                          ----------------
                                                      Darren Bigby
                                                      Vice President



Dated:  July 13, 2006


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


                                  Exhibit Index
                                  -------------



Exhibit
-------

99.1 Pooling and Servicing Agreement, dated as of June 1, 2006, among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 A Cap Confirmation, dated June 29, 2006, between the Counterparty and the Trustee.

99.3 A Cap Confirmation, dated June 29, 2006, between the Counterparty and the Trustee.

99.4 A Corridor Confirmation, dated June 29, 2006, between the Counterparty and the Trustee.

99.5 A Corridor Confirmation, dated June 29, 2006, between the Counterparty and the Trustee.

99.6 A Corridor Confirmation, dated June 29, 2006, between the Counterparty and the Trustee.

99.7 A Corridor Confirmation, dated June 29, 2006, between the Counterparty and the Trustee.

99.8 A Corridor Confirmation, dated June 29, 2006, between the Counterparty and the Trustee.

99.9 The Item 1115 Agreement, dated as of January 30, 2006, among the Company, CHL, CWMBS, CWABS, CWHEQ and the Counterparty.


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